Exhibit 99.2
THIRD QUARTER FISCAL YEAR 2026 Earnings Conference Call MARCH 10, 2026

[2] © 2026 AEROVIRONMENT, INC. Safe Harbor Statement This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “will,” “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” or words or phrases with similar meaning. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the impact of our ability to successfully close and integrate acquisitions into our operations and avoid disruptions from acquisition transactions that will harm our business; the recording of goodwill and other intangible assets as part of acquisitions that are subject to potential impairments in the future and any realization of such impairments; any actual or threatened disruptions to our relationships with our distributors, suppliers, customers and employees, including shortages in components for our products, whether due to restrictions and sanctions imposed by foreign governments or otherwise; the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs; reliance on sales to the U.S. government, including uncertainties in classification, pricing or potentially burdensome imposed terms for certain types of government contracts; availability of U.S. government funding for defense procurement and R&D programs; our ability to win U.S. and international government R&D and procurement programs, including foreign military financing aid; changes in the timing and/or amount of government spending, including due to continuing resolutions and/or changing government priorities; adverse impacts of any U.S. government shutdown; our ability to realize the anticipated benefits of the BlueHalo transaction or other acquisitions; our ability to execute contracts for anticipated sales, perform under such contracts and other existing contracts and obtain new contracts; risks related to our international business, including compliance with export control laws; the extensive and increasing regulatory requirements governing our contracts with the U.S. government and international customers; the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements; unexpected technical and marketing difficulties inherent in major research and product development efforts; the impact of potential security and cyber threats or the risk of unauthorized access to and resulting misuse of our, our customers’ and/or our suppliers’ information and systems; failure to remain a market innovator, to create new market opportunities or to expand into new markets; our ability to increase production capacity to support anticipated growth; unexpected changes in significant operating expenses, including components and raw materials; failure to develop new products or integrate new technology into current products; any increase in litigation activity or unfavorable results in legal proceedings, including pending class actions, or litigation that may arise from or in conjunction with our recent acquisition of BlueHalo; our ability to respond and adapt to legal, regulatory and government budgetary changes; our ability to comply with the covenants in our loan documents, outstanding convertible notes or merger agreement with BlueHalo; our ability to attract and retain skilled employees, including retention of BlueHalo employees; the impact of inflation; and general economic and business conditions in the United States and elsewhere in the world; and the failure to establish and maintain effective internal control over financial reporting. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

[3] © 2026 AEROVIRONMENT, INC. AV continues to execute on expanding manufacturing capacity and shifting certain programs to commercial product solutions with improved profitability and broader market adoption Third quarter revenue of $408 million driven by strong 38% organic growth Third quarter funded backlog of $1.1 billion and total awards of $4.5 billion1 for the first nine months of FY26 setting the stage for a strong fourth quarter and start to FY27 Slightly lowering FY26 guidance with expected revenues between $1.85 billion and $1.95 billion, Adj EBITDA between $265 million and $285 million2 and Adj EPS between $2.75 and $3.102 Third Quarter Fiscal Year 2026 Key Messages 1REFER TO APPENDIX F FOR DEFINITIONS OF AWARDS, BOOKINGS, FUNDED BACKLOG AND UNFUNDED BACKLOG 2REFER TO APPENDICES D & E FOR RECONCILIATION TO FY26 GUIDANCE FOR NET LOSS BETWEEN ($218M) AND ($201M) AND GAAP EPS BETWEEN ($4.44) AND ($4.10)

Third Quarter Fiscal Year 2026 Results

Metric	Q3 FY26	Notes
Revenue	$408.0 M	○ 38% YoY organic revenue growth ○ Adjusted SG&A = 15% of revenue[3] ○ IRAD = 7% of revenue
GAAP Gross Margin	$98.8 M	○ Record third-quarter gross margin driven by strong AxS sales
Non-GAAP Adjusted EBITDA[1]	$44.5 M	○ Lower sequential adjusted EBITDA due to overall decrease in revenues caused by order timing and lower-than-anticipated SCDE contributions
Non-GAAP EPS (diluted)[2]	$0.64	○ Lower revenues due to order timing and lower-than-anticipated contributions from SCDE
Funded Backlog	$1.1 B	○ Continued strength in funded backlog driven by AxS
Unfunded Backlog	$3.0 B	○ Unfunded backlog includes $1.4 B of SCAR related work[4]

[1] Q3 GAAP NET LOSS WAS ($156.6M). REFER TO ADJUSTED EBITDA RECONCILIATION ON APPENDIX C.
[2] Q3 GAAP EPS WAS ($3.15) PER DILUTED SHARE. REFER TO RECONCILIATION OF NON-GAAP EARNINGS PER DILUTED SHARE ON APPENDIX A.
[3] GAAP SG&A WAS 24% of Q3 REVENUE. REFER TO GAAP TO NON-GAAP RECONCILIATION OF ADJUSTED SG&A ON APPENDIX G.
[4] UNFUNDED BACKLOG INCLUDES A $1,493.2 MILLION OF UNEXERCISED OPTIONS RELATED TO THE SCAR PROGRAM WHICH ARE NO LONGER EXPECTED TO BE AWARDED.

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© 2026 AEROVIRONMENT, INC.

[5] © 2026 AEROVIRONMENT, INC. $383.4 $494.1 $454.7 $472.5 $408.0 $- $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 AxS $223.4 $330.6 $285.3 $301.6 $278.7 SCDE $160.0 $163.5 $169.4 $170.9 $129.3 Revenue Mix, Adjusted Profitability and Non-GAAP EPS 1 PRO FORMA FY25 QUARTERLY REVENUE (unaudited) INCLUDES BLUEHALO REVENUES FROM BEFORE ACQUISITION. 2 Q3 FY26 GAAP PRODUCT MARGIN: 28% | SERVICE MARGIN 16%. REFER TO GAAP TO NON-GAAP RECONCILIATION OF GROSS MARGIN ON APPENDIX B. 3 Q3 GAAP EPS WAS ($3.15) PER DILUTED SHARE. REFER TO RECONCILIATION OF NON-GAAP DILUTED EARNINGS PER SHARE ON APPENDIX A. Quarterly Revenue by Segment1 AxS: AUTONOMOUS SYSTEMS SCDE: SPACE, CYBER AND DIRECTED ENERGY 36% 33% 32% 13% 14% 17% 29% 27% 27% 0% 20% 40% Q1 FY26 Q2 FY26 Q3 FY26 Adj Product Margin Adj Service Margin Total Adj Gross Margin $0.30 $0.64 $- $0.20 $0.40 $0.60 $0.80 $1.00 Q3 FY25 Q3 FY26 Q3 FY26 Revenue: 68% Product | 32% Services Adjusted Gross Margin2 Non-GAAP Diluted EPS3 [$M]

[6] © 2026 AEROVIRONMENT, INC. Year over Year Revenue Comparison by Operating Group 1INCLUDES FY25 PRO FORMA REVENUE (unaudited) FROM BLUEHALO [$M] Pro Forma1 Q3 FY25 Actual Q3 FY26 Variance vs. Prior Year [$] Variance vs. Prior Year [%] Uncrewed Aircraft Systems $ 60 $ 90 $ 30 50.3 % Precision Strike & Defensive Systems $ 130 $ 158 $ 28 21.4 % Other $ 33 $ 31 $ [2] -7.1 % AxS TOTAL $ 223 $ 279 $ 56 24.8 % Space & Directed Energy $ 62 $ 53 $ [9] -13.9 % Cyber & Mission Systems $ 98 $ 76 $ [22] -22.5 % SCDE TOTAL $ 160 $ 129 $ [31] -19.2 % COMBINED TOTAL $ 383 $ 408 $ 25 6.4%

[7] © 2026 AEROVIRONMENT, INC. Revenue Comparison by Operating Group Through End of Third Quarter 1INCLUDES FY25 PRO FORMA REVENUE (unaudited) FROM BLUEHALO [$M] Pro Forma1 Fiscal YTD Q3 FY25 Actual Fiscal YTD Q3 FY26 Variance vs. Prior Fiscal YTD[$] Variance vs. Prior Fiscal YTD[%] Uncrewed Aircraft Systems $ 249 $ 243 $ [6] -2.4 % Precision Strike & Defensive Systems $ 342 $ 515 $ 173 50.6 % Other $ 128 $ 108 $ [19] -14.8 % AxS TOTAL $ 719 $ 866 $ 148 20.6 % Space & Directed Energy $ 171 $ 200 $ 29 17.0 % Cyber & Mission Systems $ 311 $ 269 $ [42] -13.5 % SCDE TOTAL $ 482 $ 469 $ [13] -2.7 % COMBINED TOTAL $ 1,201 $ 1,335 $ 135 11.2%

Updated Guidance: Fiscal 2026 Outlook

As of 03/10/2026	FY26 Q3 Results	FY26 Guidance	Notes / Assumptions
Revenue	$408.0 M	$1.85 B to $1.95 B[6]	○ Lower due to order timing and lower-than-anticipated contributions from SCDE
Adjusted EBITDA 10.9% of Revenue	$44.5 M[2]	$265 M to $285 M[3] ~14.5% at mid-point[3]	○ IRAD 6% to 7% ○ Adj SG&A 12% to 14% (excludes intangible amortization and deal and integration expenses) [5] ○ Stock based compensation of approx. $42 million for FY26 ○ Adj EBITDA as % of revenue = 21-24% in Q4
Non-GAAP Earnings Per Share (diluted)	$0.64[1]	$2.75 to $3.10[4]	○ Lower revenue due to order timing and lower-than-anticipated contributions from SCDE
Capital Expenditures	4.7%	5% to 7%	○ Includes cloud implementation capital expenditures ○ Includes software capitalization ○ Includes integration-related capital expenditures
Other			○ Deal & integration expenses $40 M - $45 M

[1] Q3 GAAP EPS OF $(3.15). REFER TO GAAP EPS RECONCILIATION ON APPENDIX A.
[2] Q3 GAAP NET LOSS OF $(156.6M). REFER TO ADJUSTED EBITDA RECONCILIATION ON APPENDIX C.
[3] FORECAST FULL YEAR GAAP NET LOSS BETWEEN ($218M) AND ($201M). REFER TO FORECASTED NON-GAAP ADJUSTED EBITDA RECONCILIATION ON APPENDIX E.
[4] FORECAST FULL YEAR GAAP NET LOSS PER DILUTED SHARE BETWEEN (4.44) AND (4.10). REFER TO FORECASTED NON-GAAP EPS RECONCILIATION ON APPENDIX D.
[5] FORECAST FULL YEAR GAAP SG&A AS A PERCENT OF REVENUE BETWEEN 22% AND 23%. REFER TO GAAP TO NON-GAAP RECONCILIATION OF ADJUSTED SG&A ON APPENDIX G.
[6] GUIDANCE RANGE REPRESENTS A 12% YOY PRO FORMA REVENUE (unaudited) GROWTH TO THE MID-POINT VS. PRO FORMA FY25 REVENUE OF $1.69 BILLION.

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© 2026 AEROVIRONMENT, INC.

[9] © 2026 AEROVIRONMENT, INC. 454.7 927.2 1,335.2 1,003.8 855.7 675.7 434.9 112.0 115.5 43.8 53.3 245.4 175.4 186.8 36.8 $- $500 $1,000 $1,500 $2,000 $2,500 Q4 FY25 (6/24/25) Q1 FY26 (9/9/25) Q2 FY26 (12/9/25) Q3 FY26 (3/10/26) Q4 FY26 Year-to-Date - FY26 Funded Backlog - FY26 Anticipated Qtr-to-Date Bookings - FY26 Anticipated Unfunded Backlog - FY26 Anticipated FY26 Revenue Visibility 1BASED ON MIDPOINT OF GUIDANCE RANGE OF $1.85 BILLION TO $1.95 BILLION. 2BASED ON MIDPOINT OF THEN CURRENT GUIDANCE RANGE OF $1.95 BILLION TO $2.00 BILLION. 3BASED ON MIDPOINT OF THEN CURRENT GUIDANCE RANGE OF $1.90 BILLION TO $2.00 BILLION. Company visibility supports revenue guidance range 70% visibility3 GUIDANCE RANGE $1.85 B - $1.95 B 82% visibility3 93% visibility2 IN MILLIONS 98% visibility1

Major Third Quarter Contract Activity



_UNCREWED AIRCRAFT SYSTEMS

$13M

Contract award to deliver P550s for US Army's LRR Program

Program: LRR

Program: USCG RAS


DEFENDER

_AUTONOMOUS SYSTEMS

$5M

Contract to deliver Defender ROVs as part of Coast Guard modernization plan



_CYBER & MISSION SOLUTIONS

$75M

Air Force task order to develop next-generation biotechnology

Program: FRESH

Program: Lethal Unmanned Systems



_PRECISION STRIKE & DEFENSIVE SYSTEMS

$186M[1]

Task order booking under $990M IDIQ for delivery of Switchblades to US Army

← **Q3** | **Q4** →



_PRECISION STRIKE & DEFENSIVE SYSTEMS

$23M

FFP modified award for additional deliveries of Titan SV and spare parts

Program: USMC O-CsUAS

Program: GENESIS



_CYBER & MISSION SOLUTIONS

$97M

Contract to deliver generative missile simulator environment to US Army

[1]$186M BOOKING PART OF $990M AWARD FROM AUGUST 2024

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© 2026 AEROVIRONMENT, INC.

FINANCIAL TABLES

[12] © 2026 AEROVIRONMENT, INC. Reconciliation of Non-GAAP Earnings per Diluted Share (unaudited) APPENDIX A - FINANCIAL TABLES Three months ended January 25, 2025 Three months ended January 31, 2026 Loss per diluted share $ (0.06) $ (3.15) Acquisition-related expenses $ 0.13 $ 0.11 Amortization of acquired intangible assets and other purchase accounting adjustments $ 0.28 $ 0.70 Equity Method and equity securities investments activity, net $ (0.05) $ 0.03 Goodwill impairment $ 0.00 $ 2.95 Earnings per diluted share as adjusted (non-GAAP) $ 0.30 $ 0.64

[13] © 2026 AEROVIRONMENT, INC. GAAP to NON-GAAP Reconciliation of Adjusted Gross Margin APPENDIX B - FINANCIAL TABLES Products 1st Quarter FY26 2nd Quarter FY26 3rd Quarter FY26 Gross Margin $ 82,846 $ 83,640 $ 77,841 Intangible Amortization $ 31,245 $ 23,482 $ 11,022 Adjusted Gross Margin $ 114,901 $ 107,122 $ 88,863 Adj. Prod GM% 36% 33% 32% Services Gross Margin $ 12,272 $ 20,465 $ 20,953 Intangible Amortization $ 6,134 $ 764 $ 1,661 Adjusted Gross Margin $ 18,406 $ 21,229 $ 22,614 Adj. Service GM% 13% 14% 17% [$Thousands]

[14] © 2026 AEROVIRONMENT, INC. Net Income to EBITDA and non-GAAP Adjusted EBITDA Reconciliation APPENDIX C - FINANCIAL TABLES 1st Quarter FY26 2nd Quarter FY26 3rd Quarter FY26 Net loss from continued operations $ (67.4) $ (17.1) $ (156.6) Interest expense, net $ 17.4 $ (4.7) $ (3.7) Tax benefit $ (15.2) $ (2.3) $ (19.5) Depreciation and amortization $ 90.3 $ 58.1 $ 54.6 EBITDA (Non-GAAP) $ 25.1 $ 34.0 $ (125.2) Cloud amortization $ 0.9 $ 1.4 $ 1.7 Stock-based compensation $ 11.4 $ 8.6 $ 8.1 Acquisition-related expenses $ 23.7 $ 8.3 $ 6.9 Equity method and equity security investment activity $ (4.5) $ (7.3) $ 1.7 Goodwill Impairment $ 0.0 $ 0.0 $ 151.3 Adj. EBITDA (Non-GAAP) $ 56.6 $ 45.0 $ 44.5 [$M]

[15] © 2026 AEROVIRONMENT, INC. GAAP to Non-GAAP Reconciliation of Earnings per Diluted Share (Unaudited) APPENDIX D - FINANCIAL TABLES Fiscal year ended April 30, 2025 Forecast fiscal year ended April 30, 2026 Earnings (loss) per diluted share $ 1.55 $ (4.44) - (4.10) Acquisition-related expenses $ 0.54 $ 0.81 Amortization of acquired intangible assets and other purchase accounting adjustments $ 0.66 $ 3.58 Legal accrual $ 0.06 $ 0.00 Equity Method and equity securities investments activity, net $ (0.18) $ (0.19) Goodwill impairment $ 0.65 $ 2.99 Earnings per diluted share as adjusted (non-GAAP) $ 3.28 $ 2.75 - 3.10

[16] © 2026 AEROVIRONMENT, INC. Reconciliation of 2026 Forecast and Fiscal Year 2025 Non-GAAP adjusted EBITDA (Unaudited) APPENDIX E - FINANCIAL TABLES [$M] Fiscal year ended April 30, 2025 Forecast fiscal year ended April 30, 2026 Net (loss) Income from continued operations $ 44 $ (218) – (201) Interest Expense, net $ 2 $ 7 Tax (benefit) / provision $ 1 $ (25) – (22) Depreciation and amortization $ 41 $ 268 EBITDA (Non-GAAP) $ 88 $ 32– 52 Cloud amortization $ 2 $ 6 Stock-based compensation $ 22 $ 42 Acquisition-related expenses $ 19 $ 44 Goodwill Impairment $ 18 $ 151 Equity method and equity security investment activity $ (5) $ (10) Legal Accrual $ 2 $ 0 Adj. EBITDA (Non-GAAP) $ 146 $ 265 – 285

APPENDIX F - FINANCIAL TABLES

AVAV Contracting Related Definitions

Term	Definition	Q3 FY26 Results
Award	The *total potential value* of a contract at time of announcement, including all **base period value**, **priced options**, **expected follow-on periods**, and any **anticipated modifications** if they are contractually priced. Award represents the *maximum economic opportunity* associated with the contract but does **not** imply full near-term funding or customer obligation.	$0.26B
Bookings	The **value of new authorized/exercised contract awards and contract modification**s received during the reporting period. Bookings typically include the **total contract value** for new awards and the **incremental value** of modifications. Bookings include authorized contract values where the customer has provided contractual authority to perform work, even if funding has not yet been obligated, but does not include the unauthorized portion of TCV.	$0.37B (QTD) $2.1B (YTD)[2]
Funded Backlog	The portion of backlog for which the customer has provided **appropriated, obligated funding** that the company is currently authorized to spend. Funded backlog is the most "cash-certain" portion of backlog, representing work the company can execute immediately and bill against. This is often driven by U.S. DoD funding obligations and contract increments.	$1.1B
Unfunded Backlog	The remaining value of awarded contracts for which the customer has **not yet obligated funding**. These amounts reflect **future expected funding**—commonly tied to multi-year programs where annual appropriations, options, or increments are still pending. Unfunded backlog is typical in large defense programs and is converted to funded backlog as appropriations and task orders are executed.	$3.0B[1]
Book-to-Bill Ratio	The book-to-bill ratio measures the relationship between the value of **new bookings** in a given period (Fiscal YTD) and the **revenue billed or recognized** over that same period. Book-to-bill ratio is calculated by dividing period bookings by period revenues.	1.60 (YTD)[2]

[1]UNFUNDED BACKLOG INCLUDES A $1,493.2 MILLION OF UNEXERCISED OPTIONS RELATED TO THE SCAR PROGRAM WHICH ARE NO LONGER EXPECTED TO BE AWARDED.
[2]YEAR-TO-DATE TOTAL FOR THE FISCAL 9 MONTHS ENDED JANUARY 31, 2026.

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© 2026 AEROVIRONMENT, INC.

[18] © 2026 AEROVIRONMENT, INC. GAAP to non-GAAP Reconciliation of Adjusted SG&A (Unaudited) APPENDIX G - FINANCIAL TABLES [$Thousands] 3rd Quarter FY25 3rd Quarter FY26 FY25 FY26 Full Year Forecast SG&A Reconciliation Revenue $ 167,636 $ 408,045 $ 820,627 $ 1,850,000 - 1,950,0001 Total SG&A $ 43,788 $ 99,414 $ 158,753 $ 429,000 - 434,000 Total SG&A % of Revenue 26% 24% 19% 22% - 23% Acquisition Expense $ 10,016 $ 6,890 $ 19,291 $ 40,000 - 45,000 Intangible Amortization $ 1,075 $ 31,181 $ 4,001 $ 127,000 - 130,000 Adjusted SG&A $ 32,697 $ 61,343 $ 135,461 $ 262,000 - 259,000 Adjusted SG&A % of Revenue 20% 15% 17% 13% - 14% 1BASED ON REVENUE GUIDANCE RANGE OF $1.85 TO $1.95 BILLION.

APPENDIX H - FINANCIAL TABLES

Q3 FY26 Total Unfunded Backlog Roll Forward

Total Unfunded Backlog [$M]		Total Roll Forward
Q2 FY26 Unfunded Backlog as of 11/1/2025	$	3,034.1
Q3 FY26 Expired Unfunded Backlog	$	(2.9)
Q3 FY26 Orders Reducing Unfunded Backlog	$	(85.0)
Q3 FY26 New Unfunded Bookings	$	22.6
Total Q3 FY26 Unfunded Backlog as of 1/31/2026[1]	**$**	**2,968.8**

[1] UNFUNDED BACKLOG INCLUDES A $1,493.2 MILLION OF UNEXERCISED OPTIONS RELATED TO THE SCAR PROGRAM WHICH ARE NO LONGER EXPECTED TO BE AWARDED.

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© 2026 AEROVIRONMENT, INC.